Presentation of Interim Financial Statements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Presentation of Interim Financial Statements [Abstract]
Presentation of Interim Financial Statements
1.	Presentation of Interim Financial Statements

BFC Financial Corporation (“BFC” or, unless otherwise indicated or the context otherwise requires, “we”, “us”, “our” or the “Company”) is a diversified holding company whose principal holdings include a controlling interest in BankAtlantic Bancorp, Inc. and its subsidiaries, including BankAtlantic (“BankAtlantic Bancorp”), a controlling interest in Bluegreen Corporation and its subsidiaries (“Bluegreen”), and a non-controlling interest in Benihana Inc. (“Benihana”). BFC also holds interests in other investments and subsidiaries, as described herein. As a result of its position as the controlling shareholder of BankAtlantic Bancorp, BFC is a “unitary savings and loan holding company” and was historically examined and regulated by the Office of Thrift Supervision (“OTS”). Effective July 21, 2011, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the OTS’ supervisory authority is now held by, and BFC is subject to the supervision of, the Board of Governors of the Federal Reserve System (the “Federal Reserve”).

On October 14, 2011, BankAtlantic Bancorp effected a one-for-five reverse split of its common stock. The reverse stock split did not impact the Company’s equity or voting interest in BankAtlantic Bancorp. Where appropriate, amounts set forth herein have been adjusted to reflect the reverse stock split.

On November 1, 2011, BankAtlantic Bancorp entered into a definitive agreement to sell all of its shares of capital stock of BankAtlantic to BB&T Corporation. On November 11, 2011, BFC entered into a definitive merger agreement with Bluegreen, pursuant to which, upon consummation of the merger contemplated by the agreement and subject to the terms and conditions thereof, Bluegreen will become a wholly owned subsidiary of BFC. See Note 23 to these unaudited consolidated financial statements for additional information regarding the proposed transactions.

Generally accepted accounting principles (“GAAP”) require that BFC consolidate the financial results of the entities in which it has controlling interest. As a consequence, the assets and liabilities of all such entities are presented on a consolidated basis in BFC’s financial statements. However, except as otherwise noted, the debts and obligations of the consolidated entities, including BankAtlantic Bancorp, Bluegreen and Woodbridge Holdings, LLC, a wholly-owned subsidiary of BFC (“Woodbridge”), are not direct obligations of BFC and are non-recourse to BFC. Similarly, the assets of those entities are not available to BFC absent a dividend or distribution from those entities. The recognition by BFC of income from controlled entities is determined based on the total percent of economic ownership in those entities. At September 30, 2011, we had an approximately 52% ownership and voting interest in Bluegreen and an approximately 53% ownership interest and 75% voting interest in BankAtlantic Bancorp.

Our business activities currently consist of (i) Real Estate and Other and (ii) Financial Services. Since our acquisition of a controlling interest in Bluegreen during November 2009, we have reported the results of our business activities through six segments. Four of the segments relate to our Real Estate and Other business activities. These segments are: BFC Activities; Real Estate Operations; and Bluegreen Resorts and Bluegreen Communities, the two segments through which Bluegreen’s business was historically conducted. Our other two segments - BankAtlantic and BankAtlantic Bancorp Parent Company - relate to our Financial Services business activities and include BankAtlantic Bancorp’s results of operations.

As previously disclosed, the Board of Directors of Bluegreen made a determination during June 2011 to seek to sell Bluegreen Communities, or all, or substantially all of its assets. As a consequence, Bluegreen Communities is accounted for as a discontinued operation for all periods in the accompanying financial statements. In addition, the majority of the assets related to Bluegreen Communities are presented separately on the consolidated statement of financial condition as “assets held for sale from discontinued operations.” On October 12, 2011, a Purchase and Sale Agreement was entered into between seven of Bluegreen’s subsidiaries and Southstar Development Partners, Inc. (“Southstar”) providing for the sale to Southstar of substantially all of the assets that comprise Bluegreen Communities for a purchase price of $31.5 million in cash and an amount equal to 20% of the net proceeds (as calculated in accordance with the terms of the agreement) Southstar receives upon its sale, if any, of two specified parcels of real estate to be purchased by Southstar under the agreement. See Note 4 to these unaudited consolidated financial statements for additional information regarding this proposed transaction.

The accompanying unaudited consolidated financial statements have been prepared in accordance with GAAP for interim financial information. Accordingly, they do not include all of the information and disclosures required by GAAP for complete financial statements. In management’s opinion, the accompanying unaudited consolidated financial statements contain all adjustments, which include normal recurring adjustments, as are necessary for a fair statement of the Company’s consolidated financial condition at September 30, 2011; the consolidated results of operations and comprehensive loss for the three and nine months ended September 30, 2011 and 2010; cash flows for the nine months ended September 30, 2011 and 2010; and the changes in consolidated equity for the nine months ended September 30, 2011. Operating results for the three and nine months ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011. The accompanying unaudited consolidated financial statements and these notes are presented as permitted by applicable SEC rules and regulations and should be read in conjunction with the Company’s audited consolidated financial statements and footnotes thereto included in this joint proxy statement/prospectus. All significant inter-company balances and transactions have been eliminated in consolidation. As used throughout this document, the term “fair value” reflects the Company’s estimate of fair value as discussed herein. Certain amounts for prior periods have been reclassified to conform to the current period’s presentation.

Revisions to Consolidated Financial Statements

On November 16, 2009, we purchased an additional 7.4 million shares of Bluegreen’s common stock. This share purchase increased our ownership interest in Bluegreen to approximately 16.9 million shares, or approximately 52%, of Bluegreen’s outstanding common stock. Accordingly, we are deemed to have a controlling interest in Bluegreen and, under GAAP, Bluegreen’s results are consolidated in our financial statements. The Company accounted for the acquisition of a controlling interest in Bluegreen in accordance with the accounting guidance for business combinations, pursuant to which we were required to evaluate the fair value of Bluegreen’s assets and liabilities as of the acquisition date. As previously disclosed, the allocation of the purchase price was based on preliminary estimates of the fair value of Bluegreen’s inventory and contracts, and was subject to change within the measurement period as valuations were finalized. Additionally, any offset relating to amortization/accretion was also retrospectively adjusted in the appropriate periods. During the fourth quarter of 2010, the Company finalized its valuations and adjusted the preliminary values assigned to the assets and liabilities of Bluegreen in order to reflect additional information obtained since the November 16, 2009 share acquisition date. These changes resulted in the following adjustments at December 31, 2009: a decrease in real estate inventory of approximately $6.9 million; an increase in other assets of approximately $3.5 million; an increase in other liabilities of approximately $4.1 million; and a decrease in deferred income taxes of approximately $7.1 million. Such adjustments resulted in a decrease to the “bargain purchase gain” related to the share acquisition for the year ended December 31, 2009 from $183.1 million to $182.8 million. The Company’s Consolidated Statements of Operations for the three and nine months ended September 30, 2010 were revised to reflect the impact of the amortization/accretion associated with the above adjustments which resulted in a decrease to the net loss for the three and nine months ended September 30, 2010 of approximately $162,000 and $438,000, respectively, compared to the previously reported amounts.

Additionally, during the fourth quarter of 2010, management identified certain errors in its previously reported financial statements for 2010 and 2009. Because these errors were not material to the Company’s financial statements for 2010 or 2009, individually or in the aggregate, the Company revised its previously reported 2010 first, second and third quarter financial statements and its 2009 annual financial statements. These adjustments related to the following: the recognition of interest income associated with the notes receivable which for accounting purposes are treated as having been acquired by BFC in accordance with the accounting guidance for Loans and Debt Securities with Deteriorated Credit Quality; an adjustment to the provision for loan losses for those notes receivable; interest expense recognition for notes payable of certain defaulted debt at Woodbridge’s subsidiaries, Core Communities, LLC (“Core” or “Core Communities”) and Carolina Oak Homes, LLC (“Carolina Oak”), at the defaulted interest rate, where the stated interest rate was previously used; the recognition of income tax benefits associated with unrealized gains in accumulated other comprehensive income; and an adjustment to deferred taxes related to an impairment to real estate inventory which was recorded after November 16, 2009 and accounted for as a temporary difference, which should have been included in the determination of deferred taxes at the acquisition date, as part of the Bluegreen purchase price allocation.

The Company’s financial statements for the three and nine months ended September 30, 2010 contained herein reflect the adjustments and revisions described above. The Company has presented the impact of these adjustments and revisions as comparable periods for each quarter and year to date in its Quarterly Reports on Form 10-Q during the current year. The quarterly period adjustments and revisions were also previously disclosed in Note 40 to BFC’s audited consolidated financial statements, which are included in this joint proxy statement/prospectus.

The following table summarizes the quarterly results for the three and nine months ended September 30, 2010 as it was previously reported and as revised (in thousands):

	For the Three Months Ended September 30, 2010		For the Nine Months Ended September 30, 2010
	(As Revised)	(As Previously Reported)	(As Revised)	(As Previously Reported)
Revenues (1)	$176,658	183,904	513,608	519,147
Costs and expenses (2)	203,524	224,576	607,038	646,465

	(26,866)	(40,672)	(93,430)	(127,318)
Loss on settlement of investment in subsidiary	—	—	(1,135)	(1,135)
Equity in earnings from unconsolidated affiliates	317	317	786	786
Other income	498	498	2,135	2,451

Loss from continuing operations before income taxes	(26,051)	(39,857)	(91,644)	(125,216)
Less: Provision (benefit) for income taxes (3)	2,218	(996)	5,896	(5,195)

Loss from continuing operations	(28,269)	(38,861)	(97,540)	(120,021)
(Loss) income from discontinued operations, net of income tax	(8,643)	—	(13,269)	2,465

Net loss	(36,912)	(38,861)	(110,809)	(117,556)
Less: Net loss attributable to noncontrolling interests (4)	(12,091)	(11,239)	(50,630)	(52,919)

Net loss attributable to BFC	(24,821)	(27,622)	(60,179)	(64,637)
Preferred Stock dividends	(188)	(188)	(563)	(563)

Net loss allocable to common stock	$(25,009)	(27,810)	(60,742)	(65,200)

Basic (Loss) Earnings per Common Share
Loss per share from continuing operations	$(0.27)	(0.37)	(0.73)	(0.90)
Earnings (loss) per share from discontinued operations	(0.06)	—	(0.08)	0.03
Net loss per common share	$(0.33)	(0.37)	(0.81)	(0.87)
Diluted (Loss) Earnings per Common Share
Loss per share from continuing operations	$(0.27)	(0.37)	(0.73)	(0.90)
Earnings (loss) per share from discontinued operations	(0.06)	—	(0.08)	0.03
Net loss per common share	$(0.33)	(0.37)	(0.81)	(0.87)

1)	Includes revisions for Bluegreen’s notes receivable which for accounting purposes are treated as having been acquired by us. These revisions related to the provision for loan losses and recognition of interest income in accordance with the accounting guidance for Loans and Debt Securities with Deteriorated Credit Quality. The revisions decreased revenues by approximately $3.1 million for the three months ended September 30, 2010 and increased revenues by approximately $7.1 million for the nine months ended September 30, 2010.
2)	Includes certain revisions related to the interest rates used in the calculation of interest expense on defaulted notes payable at Core Communities and Carolina Oak and revisions related to the subsequent amortization of adjustments of real estate inventory and certain contracts in connection with the Bluegreen share purchase from the measurement period. These revisions resulted in a decrease to costs and expenses of $3.5 million and $1.3 million for the three and nine months ended September 30, 2010, respectively.
3)	Includes tax adjustments as they relate to the revisions noted above and the recognition of income tax benefits associated with unrealized gains in accumulated other comprehensive income at BankAtlantic Bancorp and BFC, which resulted in a net increase of $1.6 million in the tax benefit for the three months ended September 30, 2010 and a net decrease of $1.6 million in the tax benefit for the nine months ended September 30, 2010.
4)	As a result of the revisions noted above, the net loss attributable to noncontrolling interests increased by $0.9 million for the three months ended September 30, 2010 and decreased by $2.3 million for the nine months ended September 30, 2010.

The principal amount of loans in BankAtlantic Bancorp’s residential loan portfolios set forth in the table in Note 10 to the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 were incorrectly identified as reflecting loan-to-value ratios obtained as of the first quarter of 2010 when in fact the amounts instead reflected loan-to-value ratios as of the date of loan origination. The table below labeled “As Corrected” reflects loan-to-value ratios of BankAtlantic Bancorp’s residential loans as of December 31, 2010 based on valuations obtained during the first quarter of 2010. The table below labeled “As Reported” reflects the table contained in our Annual Report on Form 10-K for the year ended December 31, 2010 which reflects loan-to-value ratios of BankAtlantic Bancorp’s residential loans as of the date of loan origination.

(in thousands)	As Reported As of December 31, 2010		As Corrected As of December 31, 2010
Loan-to-value ratios	Residential Interest Only	Residential Amortizing	Residential Interest Only	Residential Amortizing
Ratios not available	$—	78,031	59,520	185,610
=<60%	107,063	144,744	47,605	145,075
60.1% - 70%	118,679	103,891	33,005	49,732
70.1% - 80%	290,840	309,925	37,808	48,586
80.1% - 90%	17,055	23,982	47,574	47,039
>90.1%	16,609	13,212	324,734	197,743

Total	$550,246	673,785	550,246	673,785

1.	Business and Summary of Significant Accounting Policies

Basis of Financial Statement Presentation - BFC Financial Corporation (“BFC” or, unless otherwise indicated or the context otherwise requires, “we”, “us”, “our” or the “Company”) is a diversified holding company whose principal holdings include a controlling interest in BankAtlantic Bancorp, Inc. and its subsidiaries, including BankAtlantic (“BankAtlantic Bancorp”), a controlling interest in Bluegreen Corporation and its subsidiaries (“Bluegreen”), and a non-controlling interest in Benihana, Inc. (“Benihana”). BFC also holds interests in other investments and subsidiaries. As a result of its position as the controlling shareholder of BankAtlantic Bancorp, BFC is a “unitary savings and loan holding company” regulated by the Office of Thrift Supervision (“OTS”).

On September 21, 2009, BFC consummated its merger with Woodbridge Holdings Corporation pursuant to which Woodbridge Holdings Corporation merged with and into Woodbridge Holdings, LLC (“Woodbridge”), BFC’s wholly-owned subsidiary which continued as the surviving company of the merger and the successor entity to Woodbridge Holdings Corporation. As a result of the merger, Woodbridge Holdings Corporation’s separate corporate existence ceased and its Class A Common Stock is no longer publicly traded.

On November 16, 2009, we purchased approximately 7.4 million additional shares of Bluegreen’s common stock, which increased our ownership in Bluegreen from 9.5 million shares, or 29%, to 16.9 million shares, or 52%, of Bluegreen’s outstanding stock. As a result of the purchase, we now hold a controlling interest in Bluegreen and, accordingly, have consolidated Bluegreen’s results since November 16, 2009 into our financial statements. Any references to Bluegreen’s results of operations in 2009 includes only 45 days of activity for Bluegreen relating to the period from November 16, 2009, the date of the share purchase, through December 31, 2009 (the “Bluegreen Interim Period”). Prior to November 16, 2009, our approximate 29% equity investment in Bluegreen was accounted for under the equity method. See Note 4 to these audited consolidated financial statements for additional information about the Bluegreen share acquisition on November 16, 2009.

GAAP requires that BFC consolidate the financial results of the entities in which it has controlling interest. As a consequence, the assets and liabilities of all such entities are presented on a consolidated basis in BFC’s financial statements. However, except as otherwise noted, the debts and obligations of the consolidated entities, including BankAtlantic Bancorp, Bluegreen, and Woodbridge are not direct obligations of BFC and are non-recourse to BFC. Similarly, the assets of those entities are not available to BFC absent a dividend or distribution from those entities. The recognition by BFC of income from controlled entities is determined based on the total percent of economic ownership in those entities. At December 31, 2010, we owned approximately 52% of Bluegreen’s common stock and had an approximately 45% ownership interest and 71% voting interest in BankAtlantic Bancorp.

The Company’s business activities currently consist of (i) Real Estate and Other and (ii) Financial Services. Since our acquisition of a controlling interest in Bluegreen during November 2009, we have reported the results of our business activities through six segments. Four of the segments relate to our Real Estate and Other business activities. These segments are: BFC Activities; Real Estate Operations; and Bluegreen Resorts and Bluegreen Communities, the two segments through which Bluegreen’s business was historically conducted. Our other two segments - BankAtlantic and BankAtlantic Bancorp Parent Company - relate to our Financial Services business activities and include BankAtlantic Bancorp’s results of operations. See “Discontinued Operations Reclassifications” below, however, for information regarding the reclassification of Bluegreen Communities as a discontinued operation. See Note 34 to these audited consolidated financial statements for additional information about our segments.

Discontinued Operations Reclassifications - Subsequent to the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”), Bluegreen’s Board of Directors made a determination to seek to sell Bluegreen Communities, or all or substantially all of its assets. As a consequence, it was determined that Bluegreen Communities, which had previously been presented as a separate reporting segment, met the criteria for classification as a discontinued operation. Additionally, the majority of Bluegreen Communities assets met the criteria for classification as “assets held for sale from discontinued operations”. The consolidated financial statements and the notes to consolidated financial statements presented herein have been recast to reflect, for all periods subsequent to November 16, 2009, the date we obtained a controlling interest in Bluegreen (the “Bluegreen Communities Reclassification Periods”), the adjustments resulting from these changes in classification. Accordingly, where applicable, the consolidated financial statements and the notes to consolidated financial statements presented herein (including Notes 4, 5, 6, 14, 15, 17, 25, 32, 34, 36, 39 and 40) have been labeled “As Adjusted”. See Note 6 to these audited consolidated financial statements for further information with respect to discontinued operations.

Except as described above, the financial information contained in the consolidated financial statements and the notes to consolidated financial statements presented herein do not reflect events occurring after April 8, 2011, the date we filed the Annual Report, and does not modify or update those disclosures that may have been affected by subsequent events.

Previously Disclosed Revisions to Consolidated Financial Statements - The allocation of the Bluegreen purchase price was based on preliminary estimates of the fair value of Bluegreen’s inventory and contracts, and is subject to change within the measurement period as valuations are finalized. If the amounts are changed within the measurement period in a business combination, then the adjustment to change these provisional amounts are retrospectively adjusted as of the date of acquisition. Additionally, any offset relating to amortization/accretion is also retrospectively adjusted in the appropriate periods. The company finalized the valuations in the fourth quarter of 2010. These adjustments resulted in a decrease in total assets and total liabilities of approximately $3.4 million and $3.0 million, respectively, and a decrease in total equity of approximately $0.4 million. Furthermore, the net income attributable to BFC decreased by approximately $289,000 and earnings per share from continuing operations decreased by approximately $0.01 per common share. For further discussion on such adjustments, see Note 4 to these audited consolidated financial statements.

Additionally, during the fourth quarter, management identified certain errors in its previously reported financial statements for 2010 and 2009. Because these errors were not material to the Company’s financial statements for 2010 or 2009, individually or in the aggregate, the Company corrected these errors as revisions to its quarterly financial statements in 2010 and its December 31, 2009 financial statements. These adjustments include entries to correct errors in the following areas: the recognition of interest income associated with the acquired notes receivable in accordance with the accounting guidance Loans and Debt Securities with Deteriorated Credit Quality; an adjustment to the provision for loan losses for the acquired notes receivable; interest expense recognition for notes payable of certain defaulted debt at Core Communities and Carolina Oak at the defaulted interest rate, where the stated interest rate was previously used; the recognition of income tax benefits associated with unrealized gains in accumulated other comprehensive income; and an adjustment to deferred taxes to correct an impairment to real estate inventory which was reflected post the acquisition date and accounted for as a temporary difference, which should have been included in the determination of deferred taxes at the acquisition date, November 16, 2009, as part of the Bluegreen purchase price allocation.

The impact for the three months ended March 31, 2010, was an increase to sales of real estate of $10.2 million, net of allowance, a decrease to interest income of $5.8 million, an increase to interest expense of $1.3 million, and a decrease in income tax benefit of $653,000.

The impact for the three months ended June 30, 2010, was an increase to sales of real estate of $12.3 million, net of allowance, a decrease to interest income of $6.5 million, an increase to interest expense of $1.3 million, and an increase in income tax provision of $2.2 million. The impact for the six months ended June 30, 2010, was an increase to sales of real estate of $22.5 million, net of allowance, a decrease to interest income of $ 12.3 million, an increase to interest expense of $2.6 million, and an income tax benefit of $2.9 million.

The impact for the three months ended September 30, 2010, was a decrease to sales of real estate of $5.8 million, net of allowance, an increase to interest income of $2.6 million, a decrease to interest expense of $3.2 million, and an increase in income tax benefit of $1.8 million. The impact for the nine months ended September 30, 2010 was an increase to sales of real estate of $16.8 million, net of allowance, a decrease to interest income of $9.7 million, a decrease to interest expense of $471,000, and an income tax provision of $1.1 million.

The impact of these adjustments for 2009 was an increase to sales of real estate of $2.4 million, an increase to interest expense of $579,000, an increase to the bargain purchase gain of $4.2 million, and an income tax benefit related to other comprehensive income of $2.8 million.

We presented the impact of these adjustments and revisions in the Annual Report, as filed on April 8, 2011. In addition, the adjustments and revisions for the interim periods described above were presented in our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, in which reports the applicable interim periods were presented as comparable periods.

The accounting policies applied by the Company conform to accounting principles generally accepted in the United States of America.

Use of Estimates - In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statements of financial condition and operations for the periods presented. Actual results could differ significantly from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the fair value of assets and liabilities acquired in business combinations, the allowance for loan losses, evaluation of goodwill, intangible and long-lived assets for impairment, valuation of securities, evaluation of securities for impairment and other-than-temporary declines in value, the valuation of real estate acquired in connection with foreclosure or in satisfaction of loans, revenue recognition on percent complete projects, determination of the valuation of real estate assets and impairment, estimated costs to complete construction, the amount of the deferred tax asset valuation allowance, accounting for uncertain tax positions, contingencies and litigation, and accounting for share-based compensation.

Consolidation Policy - The consolidated financial statements include the accounts of all the Company’s wholly-owned subsidiaries, BankAtlantic Bancorp and Bluegreen, as well as other entities in which the Company and its subsidiaries hold controlling financial interests and variable interest entities (“VIEs”) if the Company is deemed the primary beneficiary of the entity. All significant inter-company accounts and transactions have been eliminated among consolidated entities.

The results of operations of Bluegreen have been consolidated since November 16, 2009, the date of the additional share acquisition described above and in Note 4 to these audited consolidated financial statements. The Company consolidates all of Bluegreen’s wholly-owned subsidiaries and entities in which Bluegreen holds a controlling financial interest. The Company also consolidates Bluegreen’s non-wholly owned subsidiary, Bluegreen/Big Cedar Vacations, LLC (the “Bluegreen/Big Cedar Joint Venture”), as Bluegreen holds a 51% equity interest in the Bluegreen/Big Cedar Joint Venture, has an active role as the day-to-day manager of the Bluegreen/Big Cedar Joint Venture’s activities, and has majority voting control of the Bluegreen/Big Cedar Joint Venture’s management committee.

In 2008, Woodbridge, indirectly through a wholly-owned subsidiary, made a $3.0 million investment in Pizza Fusion. Pizza Fusion was determined to be a VIE under the provisions of the accounting guidance for consolidation of variable interest entities and Woodbridge’s wholly-owned subsidiary was determined to be the primary beneficiary. Therefore, the Company consolidated Pizza Fusion into its consolidated financial statements as of September 18, 2008. Woodbridge has subsequently made additional investments in Pizza Fusion totaling $1.0 million.

On January 1, 2010, BFC, Bluegreen and BankAtlantic Bancorp adopted an amendment to the accounting guidance for transfers of financial assets and an amendment to the accounting guidance associated with the consolidation of VIEs. As a result of the adoption of these accounting standards, Bluegreen consolidated seven existing special purpose finance entities (“QSPEs”) associated with prior securitization transactions which previously qualified for off-balance sheet sales treatment, and BankAtlantic Bancorp consolidated its joint venture that conducts a factoring business. See Note 5 to these audited consolidated financial statements for additional information.

Reclassifications - Certain amounts for prior years have been reclassified to conform to the revised financial statement presentation for 2010. As described above and in Note 6 to these audited consolidated financial statements, the operating results of Bluegreen Communities are classified as a discontinued operation for the Bluegreen Communities Reclassification Periods.

On October 14, 2011, BankAtlantic Bancorp effected a one-for-five reverse split of its common stock. The reverse stock split did not impact the Company’s equity or voting interest in BankAtlantic Bancorp. Where appropriate, amounts included in these notes to audited consolidated financial statements, including in Notes 4, 28 and 38, have been adjusted to reflect BankAtlantic Bancorp’s reverse stock split.

In December 2009, Core Communities reinitiated efforts to sell two of its commercial leasing projects (the “Projects”) and began soliciting bids from several potential buyers to purchase assets associated with the Projects. Due to this decision, the assets associated with the Projects were reclassified as assets held for sale and the liabilities related to these assets were reclassified as liabilities related to assets held for sale in the Consolidated Statements of Financial Condition. Additionally, the results of operations for the Projects are included in the Company’s Consolidated Statements of Operations in discontinued operations for all the periods presented. On June 10, 2010, Core sold the Projects for approximately $75.4 million. As a result of the sale, a $2.6 million gain on sale of discontinued operations was realized in 2010. See Note 6 to these audited consolidated financial statements for further information.

On February 28, 2007, BankAtlantic Bancorp completed the sale to Stifel Financial Corp (“Stifel”) of Ryan Beck Holdings, Inc. (“Ryan Beck”), a subsidiary of BankAtlantic Bancorp engaged in retail and institutional brokerage and investment banking. Discontinued operations in the Consolidated Statements of Operations during the year ended December 31, 2010 included liabilities recognized for indemnification obligations under the acquisition agreement. Discontinued operations for the years ended December 31, 2009 and 2008 included earn-out consideration received in accordance with the terms of the acquisition agreement net of indemnification obligations. See Note 6 to these audited consolidated financial statements for further information.

Gain on settlement of investment in subsidiary - Under the accounting guidance for consolidation, consolidation of a majority-owned subsidiary is precluded where control does not rest with the majority owners. Under these rules, legal reorganization or bankruptcy represents conditions which can preclude consolidation or equity method accounting as control rests with the bankruptcy court, rather than the majority owner. As described in Note 27 to these audited consolidated financial statements, Levitt and Sons declared bankruptcy on November 9, 2007. Therefore, in accordance with the accounting guidance for consolidation, Levitt and Sons was deconsolidated as of November 9, 2007, eliminating all future operations of Levitt and Sons from the Company’s financial results of operations, and the Company followed the cost method of accounting to record its interest in Levitt and Sons.

During June 2008, Woodbridge entered into a settlement agreement (the “Settlement Agreement”) with the Debtors and the Joint Committee of Unsecured Creditors appointed in the Chapter 11 Cases (“the Joint Committee”). Pursuant to the Settlement Agreement, as it was subsequently amended, Woodbridge agreed to (i) pay $8 million to the Debtors’ Estate, (ii) place $4.5 million in a release fund to be disbursed to third party creditors in exchange for a third party release and injunction, (iii) make a $300,000 payment to a deposit holders fund and (iv) share a percentage of any tax refund attributable to periods prior to the bankruptcy with the Debtors’ Estate. In addition, Woodbridge agreed to waive and release substantially all of the claims it had against the Debtors, including administrative expense claims through July 2008, and the Debtors (joined by the Joint Committee) agreed to waive and release any claims they had against Woodbridge and its affiliates. On February 20, 2009, the Bankruptcy Court entered an order confirming a plan of liquidation jointly proposed by Levitt and Sons and the Joint Committee. That order also approved the settlement pursuant to the Settlement Agreement, as amended. No appeal or rehearing of the court’s order was filed by any party, and the settlement was consummated on March 3, 2009, at which time payment was made in accordance with the terms and conditions of the Settlement Agreement, as amended. Under cost method accounting, the cost of settlement and the related $52.9 million liability (less $500,000 which was determined as the settlement holdback and remained as an accrual pursuant to the Settlement Agreement) was recognized into income in the first quarter of 2009, resulting in a $40.4 million gain on settlement of investment in subsidiary. During the fourth quarter of 2009, we accrued $10.7 million in connection with the portion of the tax refund required to be paid to the Debtors’ Estate pursuant to the Settlement Agreement and as a result the gain on settlement of investment in Woodbridge’s subsidiary for the year ended December 31, 2009 was $29.7 million, net of the tax refund. Additionally, in 2010, we increased the $10.7 million accrual by approximately $1.0 million, representing the portion of an additional tax refund which we expect to receive due to a recent change in Internal Revenue Service (“IRS”) guidance that will likely be required to be paid to the Debtors’ Estate pursuant to the Settlement Agreement. The $1.0 million accrual was recorded in the (loss) gain on settlement of investment in Woodbridge’s subsidiary. As of December 31, 2010, we have a liability of approximately $11.7 million, representing the portion of the tax refunds to be shared with the Debtors’ Estate pursuant to the Settlement Agreement. As of December 31, 2010, $8.4 million of the $11.7 million portion of the tax refund to be paid to the Debtors’ Estate was received and placed in an escrow account. The $8.4 million amount is included as restricted cash in the Company’s Consolidated Statement of Financial Condition as of December 31, 2010.

Deferred gain on settlement of investment in subsidiary - During November 2010, Core entered into a settlement agreement with one of its lenders, which had previously commenced actions seeking foreclosure of mortgage loans totaling approximately $113.9 million collateralized by property in Florida and South Carolina. Under the terms of the agreement, Core pledged additional collateral to the lender consisting of membership interests in five of Core’s subsidiaries and granted security interests in the acreage owned by such subsidiaries in Port St. Lucie, Florida, substantially all of which is undeveloped raw land. Core also agreed to an amendment of the complaint related to the Florida foreclosure action to include this additional collateral and an entry into consensual judgments of foreclosure in both the Florida and South Carolina foreclosure actions. In consideration therefore the lender agreed not to enforce a deficiency judgment against Core and, during February 2011, released Core from any other claims arising from or relating to the loans. As of November 30, 2010, Core deconsolidated the five subsidiaries, the membership interests in which were transferred to the lender upon entry into the consensual judgments of foreclosure. In connection therewith and in accordance with accounting guidance for consolidation, a guarantee obligation “deferred gain on settlement of investment in subsidiary” of $11.3 million was recorded and is included in the Company’s Consolidated Statement of Financial Condition as of December 31, 2010. The deferred gain on settlement of investment in subsidiary was recognized into income in the Company’s Consolidated Statement of Operations at the time Core received its general release of liability in February 2011.

Gain on Debt Extinguishment - In December 2010, Core and one of its subsidiaries entered agreements, including without limitation, a Deed in Lieu of Foreclosure Agreement, with one of their lenders which resolved the foreclosure proceedings commenced by the lender related to property at Tradition Hilton Head which served as collateral for a $25 million loan. Pursuant to the agreements, Core’s subsidiary transferred to the lender all of its right, title and interest in and to the property which served as collateral for the loan as well as certain additional real and personal property. In consideration therefore the lender released Core and its subsidiary from any claims arising from or relating to the loan. In accordance with applicable accounting guidance, this transaction was accounted for as a troubled debt restructuring, and a $13.0 million gain on debt extinguishment was recognized in the accompanying Consolidated Statement of Operations for the year ended December 31, 2010.

Cash and Cash Equivalents - Cash equivalents consist of cash, demand deposits at financial institutions (other than BankAtlantic), federal funds sold, Federal Reserve balances, money market funds and other short-term investments with original maturities at the date of purchase of 90 days or less. Federal funds sold are generally sold for one-day periods, and securities purchased under resell agreements are settled in less than 30 days. Cash and cash equivalents are held at various financial institutions located throughout the United States, Canada and Aruba and exceed federally insured amounts. However, the Company has not experienced any losses on such accounts and periodic evaluations of the relative credit standing of financial institutions maintaining the Company’s deposits are performed to evaluate and mitigate, if necessary, credit risk. Included in interest bearing deposits in other banks as of December 31, 2010 was $45.6 million of time deposits. These time deposits had original maturities of greater than 90 days and are not considered cash equivalents.

Restricted Cash - Cash and interest bearing deposits are segregated into restricted accounts for specific uses in accordance with the terms of certain land sale contracts, home sales and other agreements and include customer deposits held in escrow accounts. Restricted funds may be utilized in accordance with the terms of the applicable governing documents. The majority of restricted funds are controlled by third-party escrow fiduciaries. Restricted cash as of December 31, 2010 includes the $8.4 million portion of a tax refund that we have placed in escrow and will be paid to the Debtors’ Estate pursuant to the terms of the Settlement Agreement related to the Chapter 11 cases. See Note 25 to these audited consolidated financial statements for further information.

Investment Securities and Securities Available for Sale - The Company designates its securities as held to maturity, available for sale, or trading, depending on the Company’s intent with regard to its investments at the time of purchase. Debt securities that management has both the intent and ability to hold to maturity are classified as securities held-to-maturity and are stated at cost, net of unamortized premiums and unaccreted discounts.

Debt securities not held to maturity and marketable equity securities not accounted for under the equity method of accounting are classified as available for sale and are recorded at fair value. Unrealized gains and losses, after applicable taxes, resulting from changes in fair value are recorded as a component of other comprehensive income (loss).

Declines in the value of individual equity securities that are considered other than temporary result in write-downs of the securities to their fair value and the write-downs are included in the Consolidated Statements of Operations. Declines in debt securities held to maturity and available for sale that are considered other than temporary result in write-downs when it is more likely than not the Company will sell the securities before it recovers its cost. If the Company does not intend to sell an impaired debt security but does not expect to recover its cost, the Company determines whether a credit loss exists, and if so, the credit loss is recognized in the consolidated statements of operations and any remaining impairment is recognized in other comprehensive income. The review for other-than-temporary declines takes into account the length of time and the extent to which the fair value has been less than cost, and the financial condition and near-term prospects of the issuer.

Securities acquired for short-term appreciation or other trading purposes are classified as trading securities and are recorded at fair value. Realized and unrealized gains and losses resulting from such fair value adjustments and from recording the results of sales are recorded in the consolidated statements of operations as securities activities, net.

Equity securities that do not have readily determinable fair values are carried at historical cost. These securities are evaluated for other-than-temporary declines in value, and, if impaired, the historical cost of the securities is reduced to its estimated fair value and the impairment is recognized in the Consolidated Statements of Operations.

Interest on securities, including the amortization of premiums and the accretion of discounts, is reported in interest income using the interest method over the lives of the securities, adjusted for actual prepayments. Gains and losses on the sale of securities are recorded on the trade date and recognized using the specific identification method.

Financial instruments and derivatives - All derivatives are recognized on the consolidated statement of financial condition at their fair value with realized and unrealized gains and losses resulting from fair value adjustments recorded in securities activities, net in the consolidated statement of operations. There were $24,000 and $0 of derivatives outstanding as of December 31, 2010 and 2009, respectively.

Tax Certificates - Tax certificates represent a priority lien against real property for which assessed real estate taxes are delinquent. Tax certificates are acquired from municipalities generally through public auction. Tax certificates are carried at cost less an allowance for tax certificate losses. Tax certificates and resulting deeds are classified as non-accrual when a tax certificate is 24 to 60 months, depending on the municipality, from the acquisition date. At that time, interest ceases to be accrued.

Allowance for Tax Certificate Losses - The allowance represents management’s estimate of incurred losses in the portfolio that are probable and subject to reasonable estimation. In establishing its allowance for tax certificate losses, management considers past loss experience, present indicators, such as the length of time the certificate has been outstanding, economic conditions and collateral values.

Loans Receivable - Loans that management has the intent and ability to hold for the foreseeable future, or until maturity or payoff, are reported at their outstanding principal balances net of any unearned income, unamortized deferred fees or costs, premiums or discounts and an allowance for loan losses. Loan origination fees and direct loan origination costs are deferred and recognized in interest income over the estimated life of the loans using the interest method, adjusted for actual prepayments.

Allowance for Loan Losses - The allowance for loan losses reflects management’s reasonable estimate of probable credit losses inherent in the loan portfolio based on management’s evaluation of credit risk as of period end. Loans are charged off against the allowance when management believes the loan is not collectible. Recoveries are credited to the allowance.

The allowance consists of two components. The first component of the allowance is for loans that are individually evaluated for impairment. The process for identifying loans to be evaluated individually for impairment is based on management’s identification of criticized loans for commercial real estate, commercial non-real estate and small business loans. The evaluation of commercial real estate, commercial non-real estate and small business loans is part of the on-going monitoring of loan portfolio credit quality and management assigns these loans a risk classification. There are seven risk classifications in the “Pass” loan categories and there are four classifications in the criticized loan categories which are defined based on regulatory guidelines. Management evaluates criticized commercial real estate, commercial non-real estate and small business loans greater than $1.0 million for impairment quarterly. Once an individual loan is found to be impaired, an evaluation is performed to determine if a specific reserve needs to be assigned to the loan based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, impairment may be measured based on the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. Loans determined to be collateral dependent are measured based on the fair value of the collateral less costs to sell. Consumer and residential loans past due 120 days or more were also evaluated individually for impairment to determine if a specific reserve needs to be assigned to the loan by comparing the carrying amount or to the estimated fair value of the loan’s collateral less cost to sell.

The second component of the allowance is for groups of loans with common characteristics that are evaluated in loan pools to estimate the inherent losses in the portfolio. Management of BankAtlantic Bancorp segregates loans into segments with certain common characteristics so as to form a basis for estimating losses as it relates to segment. The loan portfolio has the following loan segments: residential, consumer, commercial non-real estate, commercial real estate, and small business loans. The loss experience for each loan segment was derived by calculating a charge-off history by loan segment adjusted by an expected recovery rate. Based on the nature of each portfolio, a time frame is selected for the charge-off history in order to estimate the inherent loss in each segment. The loss factor that was calculated from the charge-off history by loan segment is adjusted by considering the following factors: delinquency and charge-off levels and trends; non-accrual levels and trends; lending policy and underwriting procedures; lending management and staff; nature and volume of portfolio; economic and business conditions; concentration of credit; quality of loan review system; and external factors. Based on an analysis of the above factors, management may adjust the historical loss experience up or down to reflect current conditions that differ from the conditions that existed during the historical loss experience time frame.

Allowance for Loan Losses on VOI Notes Receivable. Bluegreen records an estimate of expected uncollectibility on its VOI notes receivable as a reduction of revenue at the time it recognizes a timeshare sale. Bluegreen estimates uncollectible VOI notes receivable based on historical uncollectibles for similar VOI notes receivable over the applicable historical period, using a technique referred to as static pool analysis, which tracks uncollectibles for each year’s sales over the entire life of those notes.

Non-accrual and past due loans - Loans are considered past due if the required principal and interest have not been received based on the contractual terms of the loan. Loans are generally placed on non-accrual status at the earlier of the loan becoming 90 days past due as to either principal or interest or when the borrower has entered bankruptcy proceedings and the loan is delinquent. Commercial and small business loans may be placed on non-accrual status sooner due to material deterioration of conditions surrounding the repayment sources, which could include insufficient borrower capacity to service the debt, significantly delayed property sales or development schedules, declines in the loan-to-value of the loan’s collateral or other factors causing the full payment of the loan’s principal and interest to be in doubt. Accordingly, BankAtlantic Bancorp may place a loan on non-accrual status even when payments of principal or interest are not currently in default. However, exceptions to this policy may occur if there exists well secured collateral and the loan is in the process of collection. When a loan is placed on non-accrual, all accrued interest is reversed against interest income. Any payments received on non-accrual loans are applied against principal. Commercial and small business loans may be restored to accrual status when there has been a satisfactory period of performance and the loan is expected to perform in the future according to its contractual terms. Residential and consumer loans are returned to accrual status when the loan becomes less than 90 days past due. Commercial and small business loans are charged-off if the collection of principal or interest is considered doubtful. Consumer and residential real estate loans that are 120 days past due are charged down or a specific valuation allowance is established based on the collateral’s fair value less estimated selling costs. Consumer non-mortgage loans that are 120 days past due are charged off.

Loans Held for Sale - Loans held for sale are reported at the lower of aggregate cost or estimated fair value. Loan origination fees and related direct loan origination costs on loans held for sale and premiums and discounts on purchased loans held for sale are deferred until the related loan is sold and included in gains and losses upon sale.

Notes Receivable - Bluegreen’s notes receivable are carried at amortized cost less an allowance for bad debts. Interest income is suspended and previously accrued but unpaid interest income is reversed on all delinquent notes receivable when principal or interest payments are more than three months contractually past due and not resumed until such loans are less than three months past due. Notes receivable are generally charged off as uncollectible when they have become approximately 120 days past due.

Uncollectibles for vacation ownership interests (“VOI”) notes receivable are estimated in accordance with timeshare accounting rules. Under these rules, the estimate of uncollectibles is based on historical uncollectibles for similar VOI notes receivable over the applicable historical period. Bluegreen uses a static pool analysis, which tracks uncollectibles for each year’s sales over the entire life of the notes. Bluegreen also considers whether the historical economic conditions are comparable to current economic conditions, as well as variations in underwriting standards. Additionally, under timeshare accounting rules no consideration is given for future recoveries of defaulted inventory in the estimate of uncollectible VOI notes receivable. Bluegreen reviews its reserve for loan losses on at least a quarterly basis. Loan origination costs are deferred and recognized over the life of the related notes receivable.

Bluegreen estimates credit losses on its notes receivable portfolios generated in connection with the sale of homesites in accordance with the accounting rules for contingencies, as its notes receivable portfolios consist of large groups of smaller-balance, homogeneous loans. Under these accounting rules, the amount of loss is reduced by the estimated value of the defaulted inventory to be recovered.

Acquired Notes Receivable - As part of the Bluegreen share acquisition, the Company acquired assets including a pool of notes receivable consisting principally of homogenous consumer timeshare loans originated by Bluegreen. Consistent with the accounting guidance, the Company has elected an accounting policy based on expected cash flows including, following the guidance on maintaining the integrity of a pool of multiple loans accounted for as a single asset. The loans have common risk characteristics as defined in the accounting guidance Loans and Debt Securities with Deteriorated Credit Quality, including similar risk ratings, as defined and monitored by risk rating agencies, term, purpose and similar collateral type (Vacation Ownership Interests (“VOI’s”)). The Company evaluates the pool of loans accounted for as a single asset for indications of further impairment. Purchased loans are considered to be impaired if the Company does not expect to receive all contractually required cash flows due to concerns about credit quality. The excess of the cash flows expected to be collected measured as of the acquisition date, over the estimated fair value is referred to as the accretable yield and is recognized into interest income over the remaining life of the loan using a level yield methodology. The difference between contractually required payments as of the acquisition date and the cash flows expected to be collected is referred to as the nonaccretable difference.

Subsequent decreases to expected principal cash flows result in a charge to provision for credit losses and a corresponding increase to a valuation allowance included in the allowance for loan losses. Subsequent increases in expected principal cash flows result in a recovery of any previously recorded allowance for loan losses, to the extent applicable, and a reclassification from nonaccretable difference to accretable yield for any remaining increase. Changes in expected interest cash flows may result in reclassifications to/from the nonaccretable difference. Loan disposals, which may include receipt of payments in full from the borrower or foreclosure, result in removal of the loan from the loan pool at its allocated carrying amount.

Retained Interest in Notes Receivable Sold - Bluegreen periodically sells notes receivable originated by its vacation ownership business in connection with the sale of VOIs. In connection with such transactions, Bluegreen retains interest in the notes receivable sold. Prior to the adoption of Accounting Standards Update (“ASU”) 2009-17, these retained interests were reported as assets and treated as available-for-sale investments and, accordingly, carried at fair value. Changes in the fair values of the retained interests in notes receivable sold considered temporary were included in its shareholders’ equity as accumulated other comprehensive income, net of income taxes. The portion of other-than-temporary declines in fair value that represented credit losses were charged to operations.

Subsequent to the adoption of ASU 2009-17 Bluegreen consolidated special purpose finance entities associated with prior securitization transactions that previously qualified for off-balance-sheet sales treatment and as a result, the retained interests were eliminated. See Note 5 to these audited consolidated financial statements for additional information related to the impact of the adoption of ASU 2009-17.

Real Estate Owned (“REO”) - REO is recorded at the lower of cost or estimated fair value, less estimated selling costs when acquired. Write-downs required at the time of acquisition are charged to the allowance for loan losses or allowance for tax certificates losses. Expenditures for capital improvements are generally capitalized. Valuation allowance adjustments are made to reflect any subsequent declines in fair values. The costs of holding REO are charged to operations as incurred. Provisions and reversals in the REO valuation allowance are reflected in operations.

Real Estate Inventory - The Company’s real estate inventory is comprised of real estate holdings at Core and Carolina Oak, Bluegreen Resorts and Bluegreen Communities. Inventory at Core and Carolina Oak is stated at the lower of accumulated cost or estimated fair value less cost to sell and consists of land, land development costs, interest costs and other construction costs. As of December 31, 2010, with the exception of certain assets within Tradition Hilton Head, the operations of Core have been deconsolidated. See Notes 2 and 14 to these audited consolidated financial statements for further detail.

Bluegreen’s inventory is comprised of (i) in the Bluegreen Resorts segment, completed real estate-based VOIs, VOIs under construction and land held for future vacation ownership development and (ii) in the Bluegreen Communities segment, residential land acquired or developed for sale. As described above and in Note 6 to these audited consolidated financial statements, inventory related to Bluegreen Communities has been classified in the accompanying Consolidated Statements of Financial Condition as “assets held for sale from discontinued operations”. Bluegreen carries its completed inventory at the lower of (i) cost, including costs of improvements and amenities incurred subsequent to acquisition, capitalized interest, real estate taxes plus other costs incurred during construction, or (ii) estimated fair value, less costs to sell. VOI inventory and cost of sales is accounted for under the provisions of timeshare accounting rules, which defines a specific method of the relative sales value method for relieving VOI inventory and recording cost of sales. Under the relative sales value method required by timeshare accounting rules, cost of sales is calculated as a percentage of net sales using a cost-of-sales percentage - the ratio of total estimated development cost to total estimated VOI revenue, including the estimated incremental revenue from the resale of VOI inventory repossessed, generally as a result of the default of the related receivable. Also, pursuant to timeshare accounting rules, Bluegreen does not relieve inventory for VOI cost of sales related to anticipated credit losses (accordingly, no adjustment is made when inventory is reacquired upon default of the related receivable). For Bluegreen Communities real estate projects, costs are allocated to individual home sites in the projects based on the relative estimated sales value of each home site in accordance with the accounting guidance for real estate, which defines the accounting for costs of real estate projects. Under this method, the allocated cost of a unit is relieved from inventory and recognized as cost of sales upon recognition of the related sale. Home sites reacquired upon default of the related receivable are considered held for sale and are recorded at fair value less costs to sell.

Bluegreen periodically evaluates the recovery of the carrying amount of incomplete or undeveloped resort and residential communities’ properties under the accounting guidelines for Property, Plant and Equipment, which provides guidance relating to the accounting for the impairment or disposal of long-lived assets. During 2010, Bluegreen recorded $14.9 million in impairment charges to reduce the carrying value of inventory related to certain developed and undeveloped phases of its residential communities. See Note 14 to these audited consolidated financial statements for further discussion.

Real estate inventory also includes BankAtlantic Bancorp’s investment in a real estate development and land acquired for branch expansion that BankAtlantic Bancorp has committed to sell.

Capitalized Interest - Interest incurred relating to land under development and construction is capitalized to real estate inventory or property and equipment during the active development period. For inventory, interest is capitalized at the effective rates paid on borrowings during the pre-construction and planning stages and the periods that projects are under development. Capitalization of interest is discontinued if development ceases at a project. Capitalized interest is expensed as a component of cost of sales as related homes, land and units are sold. For property and equipment under construction, interest associated with these assets is capitalized as incurred to property and equipment and is expensed through depreciation once the asset is put into use.

Impairment of Long Lived Assets - Long-lived assets consist of real estate inventory, property and equipment and other amortizable intangible assets. Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to estimated future undiscounted cash flows expected to be generated by the asset, or by using appraisals of the related assets. Using estimated future undiscounted cash flows or appraisals requires significant judgment and opinions in developing estimates. Real estate may also be valued using third party offers to purchase, discounted cash flows or broker price opinions. Appraisals generally use the market approach valuation technique and use market observable data to formulate an opinion of the fair value of the properties. However, the appraiser or brokers use professional judgment in determining the fair value of the properties, and the Company may also adjust these values for changes in market conditions subsequent to the valuation date when current appraisals are not available. As a consequence of using discounted cash flows, broker price opinions, offers to purchase and adjustments to appraisals, the fair values of the properties use Level 3 inputs in the determination of fair value.

The assumptions developed and used by management to evaluate impairment are subjective and involve significant estimates, and are subject to increased volatility due to the uncertainty of the current market environment. As a result, actual results could differ materially from management’s assumptions and estimates and may result in material inventory impairment charges in the future.

Long-lived assets to be abandoned are considered held and used until disposed. The carrying value of a long-lived asset to be abandoned is depreciated over its shortened depreciable life when the Company commits to a plan to abandon the asset before the end of its previously estimated useful life. An impairment loss is recognized at the date a long-lived asset is exchanged for a similar productive asset if the carrying amount of the asset exceeds its fair value. Long-lived assets classified as held for sale are reported at the lower of its carrying amount or fair value less estimated selling costs and depreciation (amortization) ceases.

Investments in Unconsolidated Affiliates - The Company follows the equity method of accounting to record its interests in entities in which it does not own the majority of the voting stock and to record its investment in variable interest entities in which it is not the primary beneficiary. Under the equity method, the initial investment in the entity is recorded at cost and is subsequently adjusted to recognize the Company’s share of the entity’s earnings or losses. Distributions received and other-than temporary impairments reduce the carrying amount of the investment.

The Company reviews its equity and cost method investments quarterly for indicators of other-than-temporary impairment. This determination requires significant judgment in which the Company evaluates, among other factors, the fair market value of the investments, general market conditions, the duration and extent to which the fair value of the investment is less than cost, and the Company’s intent and ability to hold the investment until it recovers. The Company also considers specific adverse conditions related to the financial health of and business outlook for the investee, including industry and sector performance, rating agency actions, changes in operations and financing cash flow factors. If a decline in the fair value of the investment is determined to be other-than-temporary, an impairment charge is recorded to reduce the investment to its fair value and a new cost basis in the investment is established.

Properties and Equipment - Properties and equipment consists primarily of office properties, leasehold improvements, furniture and fixtures, equipment and computer software, golf course land and water treatment and irrigation facilities, and are carried at cost less accumulated depreciation. Land is carried at cost. Depreciation is primarily computed on the straight-line method over the estimated useful lives of the assets which generally range up to 40 years for buildings, from 3 to 11 years for office equipment, furniture and fixtures and up to 39 years for golf course land improvements. The cost of leasehold improvements is amortized using the straight-line method over the shorter of the terms of the related leases or the useful lives of the assets. Interest expense associated with the construction of certain fixed assets is capitalized as incurred and relieved to expense through depreciation once the asset is put into use. Direct costs associated with development of internal-use software are capitalized and amortized over 3 to 5 years. In cases where the Company determines that land and the related development costs are to be used as fixed assets, these costs are transferred from inventory of real estate to property and equipment.

Expenditures for new properties, leasehold improvements and equipment and major renewals and betterments are capitalized. Expenditures for maintenance and repairs are expensed as incurred, and gains or losses on disposal of assets are reflected in current operations.

Goodwill and Intangible Assets - Goodwill is recorded at the acquisition date of a business. Goodwill is not amortized, but instead tested for impairment at least annually or at interim periods if events occur that might result in a decline in the fair value of the reporting unit.

Goodwill testing is a two-step process. The first step of the goodwill impairment test is used to identify potential impairment. This step compares the fair value of the reporting unit with its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is considered not impaired and the second step of the impairment test is not necessary. If the fair value of the reporting unit is less than the carrying value, then the second step of the test is used to measure the amount of goodwill impairment, if any, in the reporting unit. This step compares the current implied goodwill in the reporting unit to its carrying amount. If the carrying amount of the goodwill exceeds the implied goodwill, impairment is recorded for the excess. The implied goodwill is determined in the same manner as the amount of goodwill recognized in a business combination is determined.

Intangible assets consist of management contracts which are now consolidated in our financial statements as a result of the November 16, 2009 acquisition of additional Bluegreen shares. Such management contracts have indefinite useful lives and are not amortized, but instead are reviewed for impairment on at least an annual basis, or if events or changes in circumstances indicate that the related carrying amounts may not be recoverable. At December 31, 2010 and 2009, other intangible assets also consist of core deposit intangible assets of approximately $12.7 million and $16.2 million, respectively, which were initially recorded at fair value and then amortized over the average life of the respective assets, ranging from 7 years to 10 years.

The Company evaluates the recovery of the carrying amount of its long-lived assets under applicable accounting guidance which requires that intangible assets deemed to have indefinite lives not be amortized, but rather be tested for impairment on at least an annual basis or when events and circumstances indicate that assets may be impaired and when the undiscounted cash flows estimated to be generated by those assets are less than their carrying amounts. The carrying value of these assets is dependent upon estimates of future earnings. If cash flows decrease significantly, intangible assets may be impaired and would be written down to their fair value. The estimates of useful lives and expected cash flows require the Company to make significant judgments regarding future periods that are subject to outside factors.

Revenue Recognition and Contracts Receivable

The Company’s revenue and all related costs and expenses from house and land sales are recognized at the time that closing has occurred, when title and possession of the property and the risks and rewards of ownership transfer to the buyer, and when the Company does not have a substantial continuing involvement in accordance with the accounting guidance for sales of real estate. In order to properly match revenues with expenses, the Company estimates construction and land development costs incurred and to be incurred, but not paid at the time of closing. Estimated costs to complete are determined for each closed home and land sale based upon historical data with respect to similar product types and geographical areas and allocated to closings along with actual costs incurred based on a relative sales value approach. To the extent the estimated costs to complete have significantly changed, the Company will adjust cost of sales in the current period for the impact on cost of sales of previously sold homes and land to ensure a consistent margin of sales is maintained.

Revenue is recognized for certain land sales on the percentage-of-completion method when the land sale takes place prior to all contracted work being completed. Pursuant to the requirements of the accounting guidance for sales of real estate, if the seller has some continuing involvement with the property and does not transfer substantially all of the risks and rewards of ownership, profit shall be recognized by a method determined by the nature and extent of the seller’s continuing involvement. In the case of land sales, this involvement typically consists of final development activities. The Company recognizes revenue and related costs as work progresses using the percentage of completion method, which relies on estimates of total expected costs to complete required work. Revenue is recognized in proportion to the percentage of total costs incurred in relation to estimated total costs at the time of sale. Actual revenues and costs to complete construction in the future could differ from current estimates. If the estimates of development costs remaining to be completed are significantly different from actual amounts, then the revenues, related cumulative profits and costs of sales may be revised in the period that estimates change.

The Company’s other revenues consist primarily of rental property income, marketing revenues, irrigation service fees, and title and mortgage revenue. Irrigation service connection fees are deferred and recognized systematically over the life of the irrigation plant. Irrigation usage fees are recognized when billed as the service is performed. Rental property income consists of rent revenue from long-term leases of commercial property. The Company reviews all new leases in accordance with the accounting guidance for leases. If the lease contains fixed escalations for rent, free-rent periods or upfront incentives, rental revenue is recognized on a straight-line basis over the life of the lease.

In accordance with the requirements of the accounting guidance for real estate time-sharing activities, Bluegreen recognizes revenue on VOI and home site sales when a minimum of 10% of the sales price has been received in cash (demonstrating the buyer’s commitment), the legal rescission period has expired, collectability of the receivable representing the remainder of the sales price is reasonably assured and Bluegreen has completed substantially all of its obligations with respect to any development related to the real estate sold. Bluegreen believes that it uses a reasonably reliable methodology to estimate the collectability of the receivables representing the remainder of the sales price of real estate sold. See further discussion of Bluegreen’s policies regarding the estimation of credit losses on its notes receivable above. Should Bluegreen’s estimates regarding the collectability of its receivables change adversely, it may have to defer the recognition of sales and its results of operations could be negatively impacted. Under the provisions of timeshare accounting rules the calculation of the adequacy of a buyer’s commitment for the sale of VOIs requires that cash received towards the purchase of Bluegreen’s VOIs be reduced by the value of certain incentives provided to the buyer at the time of sale. If after considering the value of the incentive the 10% requirement is not met, the VOI sale, and the related cost and direct selling expenses, are deferred until such time that sufficient cash is received from the customer, generally through receipt of mortgage payments. Changes to the quantity, type, or value of sales incentives that Bluegreen provides to buyers of its VOIs may result in additional VOI sales being deferred, and thus its results of operations could be materially adversely impacted. As described above and in Note 6 to these audited consolidated financial statements, the revenues of Bluegreen Communities, which include homesite sales, are included within the results of discontinued operations for the Bluegreen Communities Reclassification Periods in the accompanying Consolidated Statements of Operations.

In cases where all development has not been completed, Bluegreen recognizes revenue in accordance with the percentage-of-completion method of accounting. Should Bluegreen’s estimates of the total anticipated cost of completing any of its Bluegreen Resorts’ or Bluegreen Communities’ projects increase, it may be required to defer a greater amount of revenue or may be required to defer revenue for a longer period of time, and thus its results of operations could be materially adversely impacted.

Contracts receivable included in other assets in the Company’s consolidated statement of financial condition consist of: (1) amounts receivable from customers on recent sales of VOIs pending recording of the customers’ notes receivable in Bluegreen’s loan servicing system; (2) receivables related to unclosed home site sales; and, (3) receivables from third-party escrow agents on recently closed home site sales.

Under timeshare accounting rules, rental operations, including accommodations provided through the use of Bluegreen’s Sampler program, are accounted for as incidental operations whereby incremental carrying costs in excess of incremental revenue are charged to expense as incurred. Conversely, incremental revenue in excess of incremental carrying costs is recorded as a reduction to VOI inventory. Incremental carrying costs include costs that have been incurred by Bluegreen during the holding period of the unsold VOIs, such as developer subsidies and maintenance fees on the unsold VOI inventory. During the year ended December 31, 2010, all of Bluegreen’s rental revenue and sampler revenue earned in the Bluegreen Resorts segment were recorded as an off-set to cost of other resort operations as such amounts were less than the incremental carrying cost.

Bluegreen also generates revenue from the activities listed below. The table provides a brief description of the applicable revenue recognition policy:

Activity	Revenue is recognized as:

Fee-based sales commission	The sale transaction with the VOI purchaser was consummated in accordance with the terms of the agreement with the third party developer and the related consumer rescission period has passed.

Resort Management and service fees	Management services are rendered. (1)

Resort title fees	Escrow amounts are released and title documents are completed.

Rental and Sampler program	Guests complete stays at the resorts. Rental and Sampler program proceeds are classified as a reduction to “Cost of other resort operations”.

Communities realty commissions	Sales of third-party-owned real estate are completed.

Golf course and ski hill daily fees	Services are provided. (2)

(1)	In connection with its management of the property owners associations, among other things, Bluegreen acts as agent for the property owner’s association to operate the respective resorts as provided under the management agreements. In certain cases, the personnel at the resort are Bluegreen employees. The property owners’ association bears all of the economic costs of such personnel and generally pays Bluegreen in advance of, or simultaneously to, the payment of payroll. In accordance with the accounting guidance for reporting revenues gross versus net, reimbursements from the property owners’ associations relating to direct pass-through costs are recorded net of the related expenses.
(2)	As discussed above and in Note 6 to these audited consolidated financial statements, the operating results of Bluegreen Communities are classified in the accompanying Consolidated Statements of Operations as discontinued operations for the Bluegreen Communities Reclassification Periods.

The cost of other resort and communities operations consists of the costs associated with the various revenues described above as well as developer subsidies and maintenance fees on Bluegreen’s unsold VOIs.

Deferred Financing Costs - Deferred financing costs are comprised of costs incurred in connection with securing financing from third-party lenders and are capitalized and amortized to interest expense over the terms of the related financing arrangements.

Business Combinations - In December 2007, the FASB revised its authoritative guidance for business combinations which significantly changed the accounting for business combinations. Under this guidance, subject to limited exceptions, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value. Additionally, due diligence and transaction costs incurred to effect a business combination are expensed as incurred, as opposed to being capitalized as part of the acquisition purchase price. This guidance also includes a substantial number of new disclosure requirements. The Company adopted this guidance on January 1, 2009.

The Company accounts for its acquisitions in accordance with the accounting guidance for business combinations. If the Company makes a “bargain purchase”, the Company recognizes a gain in the income statement on the acquisition date. A bargain purchase is a business combination in which the amounts of the identifiable net assets acquired and the liabilities assumed, as measured on the acquisition date in accordance with the accounting guidance for business combinations, exceeds the aggregate of (i) the consideration transferred, as measured in accordance with the accounting guidance, which generally requires acquisition date fair value; (ii) the fair value of any non-controlling interest in the acquiree, and (iii) in a business combination achieved in stages, the acquisition date fair value of the Company’s previously held equity interest in the acquiree. This allocation process requires extensive use of estimates and assumptions, including estimates of future cash flows to be generated by the acquired assets. The Company may utilize independent third parties to assist the Company in assessing market conditions when appropriate. The Company is also required to periodically review these judgments and estimates and adjust them accordingly. If conditions change from those expected, it is possible that the results could change in future periods. Certain identifiable intangible assets, such as management contracts, are not amortized, but instead are reviewed for impairment on at least an annual basis, or if events or changes in circumstances indicate that the related carrying amounts may not be recoverable. The Company accounted for the acquisition of a controlling interest in Bluegreen in November 2009 as a bargain purchase. Accordingly, judgments regarding the value of Bluegreen’s assets and liabilities as of the acquisition date have had, and may continue to have, a significant impact on the Company’s operating results.

Lease Termination Costs - Costs to terminate a lease contract before the end of its term are recognized and measured when the Company gives notice to the counterparty in accordance with the contract’s terms or has negotiated a termination of the contract with the counterparty. Contracts that have not been terminated and have no economic benefit to the Company are measured at fair value.

Advertising - Advertising expenditures are expensed as incurred.

Income Taxes - BFC and its subsidiaries in which it owns more than 80% of its outstanding equity file a consolidated U.S. federal and Florida income tax return. Other than Florida, the Company and its subsidiaries file separate state income tax returns for each jurisdiction. Subsidiaries in which the Company owns less than 80% of the outstanding equity are not included in the Company’s consolidated U.S. federal income tax return.

The provision for income taxes is based on income before taxes reported for financial statement purposes after adjustment for transactions that do not have tax consequences. Deferred tax assets and liabilities are realized according to the estimated future tax consequences attributable to differences between the carrying value of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using the enacted tax rates as of the date of the statement of financial condition. The effect of a change in tax rates on deferred tax assets and liabilities is reflected in the period that includes the statutory enactment date. A deferred tax asset valuation allowance is recorded when it has been determined that it is more likely than not that deferred tax assets will not be realized. If a valuation allowance is needed, a subsequent change in circumstances that causes a change in judgment about the realization of the related deferred tax amount could result in the reversal of the deferred tax valuation allowance.

The Company recognizes a liability for uncertain tax positions. An uncertain tax position is defined as a position taken or expected to be taken in a tax return that is not based on clear and unambiguous tax law and which is reflected in measuring current or deferred income tax assets and liabilities for interim or annual periods. The Company may recognize the tax benefit from an uncertain tax position only if it believes that it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company measures the tax benefits recognized based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The Company recognizes interest and penalties related to unrecognized tax benefits in its provision for income taxes.

Noncontrolling Interests - In December 2007, the FASB issued guidance for noncontrolling interest and for the deconsolidation of a subsidiary. Specifically, this guidance requires that a noncontrolling interest (minority interest) be recognized as equity in the consolidated financial statements and itemized separately from the parent’s equity. This guidance also established accounting and reporting standards for the amount of consolidated net income attributable to the parent and to the noncontrolling interest and it also clarified that changes in a parent’s ownership interest in a subsidiary that do not result in deconsolidation are equity transactions if the parent retains its controlling financial interest. In addition, this guidance required that a parent recognize a gain or loss in net income when a subsidiary is deconsolidated. Such gain or loss is measured using the fair value of the noncontrolling equity investment on the deconsolidation date. This guidance also included expanded disclosure requirements regarding the interests of the parent and its noncontrolling interest. This guidance was effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company adopted this guidance on January 1, 2009. Noncontrolling interests reflect third parties’ ownership interests in entities that are consolidated and less than 100% owned.

Accounting for Loss Contingencies - Loss contingencies, including legal actions, are recorded as liabilities when the likelihood of loss is probable and an amount or range of loss can be reasonably estimated.

Brokered Deposits - Brokered deposits are accounted for at historical cost and discounts or premiums, if any, are amortized or accreted using the effective interest method over the term of the deposit.

Earnings (Loss) Per Share - Basic earnings (loss) per share excludes dilution and is computed by dividing net income (loss) allocable to common stock (after deducting preferred stock dividends) by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if options to acquire common shares of the Company were exercised. Common stock options, if dilutive, are considered in the weighted average number of dilutive common shares outstanding. The options or restricted stock are included in the weighted average number of dilutive common shares outstanding based on the treasury stock method, if dilutive. Diluted (loss) earnings per share is computed in the same manner as basic (loss) earnings per share, but it also takes into consideration the potential dilution from securities issued by subsidiaries that enable their holders to obtain the subsidiary’s common stock. The resulting net income (loss) amount is divided by the weighted average number of dilutive common shares outstanding, when dilutive.

Stock-Based Compensation Plans - We account for stock-based compensation using the fair value method of expense recognition. The fair value of stock options is estimated using the Black-Scholes option-pricing model. The fair value of non-vested restricted common stock awards is generally the market price of the Company’s common stock on the grant date. Compensation expense for stock options and non-vested restricted common stock is based on the fair value of the award on the measurement date, which is generally the grant date. The Company recognizes these compensation costs on a straight-line basis over the requisite service period of the awards.

Credit Risk Management - The Company has segregated BankAtlantic Bancorp’s loan portfolio into five segments in order to determine its allowance for loan losses. The five segments are commercial non-real estate, commercial real estate, residential, consumer and small business.

Commercial non-real estate and small business loans are underwritten after evaluating the borrower’s business and its ability to comply with the note’s contractual terms. These loans are designed to promote relationship banking rather than transactional banking. These loans are generally underwritten based on the identified cash flows of the borrower’s business and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Additionally, these borrowers are primarily located in Florida and adverse economic events in Florida significantly impact the credit quality of this portfolio.

Commercial real estate loans that are not land loans or commercial residential loans are primarily underwritten based on the cash flow of the borrower’s business and secondarily based on the fair value of the underlying collateral. Commercial real estate lending typically involves higher loan balances and the repayment of these loans is generally largely dependent on the operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans are adversely affected by downturns in the real estate markets or in the general economy where the property is located. The properties securing the commercial real estate portfolio are primarily located in Florida which increases the Company’s exposure to adverse economic events in Florida. BankAtlantic Bancorp monitors and evaluates commercial real estate loans based on collateral, risk grades and debt service coverage. Commercial land and commercial residential loans, which include builder land loans, land acquisition and development loans and land, acquisition, development and construction loans, are generally loans to developers and builders. These loans are generally underwritten based upon estimates of costs and value associated with the completed project and the repayment of these loans is often dependent on the success of the project. These loans are considered to have higher risks than other commercial real estate loans, as repayment is based on the success of the real estate project as opposed to established cash flows.

BankAtlantic Bancorp’s residential loan portfolio consists primarily of purchased residential first mortgages that were originated by other financial institutions. BankAtlantic Bancorp purchases residential loans located throughout the country. The majority of these residential loans are jumbo residential loans. A jumbo loan has a principal amount above the industry-standard definition of conventional conforming loan limits. These loans could potentially have outstanding loan balances significantly higher than related collateral values in distressed areas of the country as a result of real estate value declines in the housing markets. Also included in this purchased residential loan portfolio are interest-only loans. The structure of these loans results in possible future increases in a borrower’s loan payments when the contractually required repayments change due to interest rate movement and the required amortization of the principal amount. These payment increases could affect a borrower’s ability to meet the debt service on or repay the loan and lead to increased defaults and losses. Real estate values nationwide have significantly declined since these loans were originated exposing BankAtlantic Bancorp to elevated credit risk in this portfolio.

BankAtlantic Bancorp’s consumer loan portfolio consists primarily of home equity loans with the underlying collateral located in Florida. These loans were originated based primarily on credit scores and secondarily loan to value ratios. These loans are primarily second mortgages resulting in a limited ability to realize collateral value upon default. The default rates of consumer home equity and residential loans are adversely affected by rising unemployment and declining real estate values.

New Accounting Standards

On January 1, 2010, BFC, Bluegreen and BankAtlantic Bancorp adopted an amendment to the accounting guidance for transfers of financial assets and an amendment to the accounting guidance associated with the consolidation of VIEs. As a result of the adoption of these accounting standards, Bluegreen consolidated seven existing special purpose finance entities associated with prior securitization transactions that previously qualified for off-balance sheet sales treatment, and BankAtlantic Bancorp consolidated its joint venture that conducts a factoring business. Accordingly, Bluegreen’s consolidated special purpose finance entities and BankAtlantic Bancorp’s consolidated factoring joint venture are now consolidated in BFC’s financial statements. The consolidation of Bluegreen’s special purpose finance entities resulted in a one-time non-cash after-tax reduction to retained earnings of $2.4 million and the following impacts to the Company’s Consolidated Statement of Financial Condition at January 1, 2010: (1) assets increased by $413.8 million, primarily representing the consolidation of notes receivable, net of allowance, partially offset by the elimination of Bluegreen’s retained interests; (2) liabilities increased by $416.7 million, primarily representing the consolidation of non-recourse debt obligations associated with third parties, partially offset by the elimination of certain deferred tax liabilities; and (3) total equity decreased by approximately $2.9 million, including a decrease of approximately $1.4 million to noncontrolling interests (see Note 5 to these audited consolidated financial statements for further information). The consolidation of BankAtlantic Bancorp’s factoring joint venture did not have any impact on our consolidated financial statements other than a decrease in investments in unconsolidated affiliates.

Beginning with the period ended March 31, 2010 new accounting guidance was implemented requiring the following additional disclosure regarding fair value measurements: (1) transfers in and out of Level 1 and 2 measurements and the reasons for the transfers, and (2) a presentation of gross activity within the Level 3 roll forward. The guidance also included clarifications to existing disclosure requirements on the level of disaggregation and disclosures regarding inputs and valuation techniques. The guidance is applicable to all disclosures about recurring and nonrecurring fair value measurements. The effective date of the guidance was the first interim or annual reporting period beginning after December 15, 2009, except for the gross presentation of the Level 3 roll forward information, which is required for annual reporting periods beginning after December 15, 2010 and for interim reporting periods within those years. The additional disclosures made in accordance with this new guidance did not have a material effect on the Company’s financial statements.

In July 2010, the FASB issued new disclosure guidance about the “Credit Quality of Financing Receivables and the Allowance for Credit Losses.” The new guidance requires enhanced disclosures related to the credit quality of financing receivables which includes the Company’s loans receivable and the allowance for loan losses, and provides that new and existing disclosures should be disaggregated based on how an entity develops its allowance for loan losses and how it manages credit exposures. Under the new guidance, additional disclosures required for loans receivable include information regarding the aging of past due receivables, credit quality indicators, and troubled debt restructure modifications of financing receivables. The new guidance became effective for periods ending after December 15, 2010, with the exception of the amendments to the roll forward of the allowance for credit losses which are effective for periods beginning after December 15, 2010. Disclosures about troubled debt restructured loans were deferred to coincide with the effective date of a proposed accounting standards’ update related to troubled debt restructurings, which is currently expected to be effective for periods ending after June 15, 2011. Comparative disclosures are required only for periods ending subsequent to initial adoption. The additional disclosures made in accordance with the new guidance did not have a material effect on the Company’s financial statements.

In December 2010, the FASB issued new disclosure guidance that modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist such as the occurrence of an event or change in circumstances that would more likely than not reduce the fair value of a reporting unit below its carrying amount. The new accounting guidance was effective for the Company on January 1, 2011 and the Company believes that the new guidance will not have a material effect on the Company’s financial statements.